THE MAINSTAY GROUP OF FUNDS

Supplement dated December 17, 2009 (“Supplement”) to:

Prospectus for MainStay Equity Funds dated March 2, 2009
Prospectus for MainStay Income and Blended Funds dated March 2, 2009
Prospectus for MainStay Asset Allocation Funds dated March 2, 2009
Prospectus for MainStay Retirement Funds dated March 2, 2009
Prospectus for MainStay 130/30 Funds dated March 2, 2009
Prospectus for MainStay ICAP Funds dated March 2, 2009
Prospectus for MainStay Epoch Funds dated November 10, 2009 as revised November 18, 2009

(collectively referred to as the “Prospectuses”)

This Supplement updates certain information contained in the above-dated Prospectuses.  You may obtain copies of the Prospectuses and the Statements of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn:  MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the internet on the Funds’ website at mainstayinvestments.com.  Please review this important information carefully.

1.	The disclosure in the Shareholder Guide under the section entitled “Class I Share Considerations” in each of the Prospectuses is hereby deleted in its entirety and replaced with the following:

Class I Share Considerations

Class I shares are offered to:
•	Institutional Investors
o
Certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through New York Life Retirement Plan Services or NYLIFE Distributors LLC or their affiliates;

o	Financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;
o
Clients transacting through financial intermediaries that purchase Class I shares through: (i) fee-based accounts that charge such clients an ongoing fee for advisory, investment, consulting or similar services; or (ii) a no-load network or platform that has entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.

•
Individual Investors who are initially investing at least $5 million in any single MainStay Fund: (i) directly with MainStay Investments; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates.

2.
The disclosure in the Shareholder Guide under the subsection entitled “Class I Shares” under the section entitled “Investment Minimums and Eligibility Requirements” in each of the Prospectuses is hereby deleted in its entirety and replaced with the following:

Class I Shares – Investment Minimums

The following minimums apply if you are investing in Class I shares of the Funds:
•	Individual Investors—$5 million minimum for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount in any MainStay Fund, and
•	Institutional Investors—no minimum initial or subsequent purchase amounts in any MainStay Fund.

Please note that Class I shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts.

See the SAI for additional information.

3.	The last bullet point in under the section entitled “Compensation to Dealers” in the Shareholder Guide in each of the Prospectuses is hereby deleted in its entirety and replaced with the following:

•
Wholesaler representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of the Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of a Fund, which may vary based on the type of Fund being promoted or which financial intermediary firm is listed on the account.

4.	The last paragraph in the section entitled “Conversions Between Share Classes” in the Shareholder Guide in each of the Prospectuses is hereby deleted in its entirety and replaced with the following:

An investor or an investor’s financial intermediary may contact the Fund to request a voluntary conversion between share classes of the same Fund. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant net asset values of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class, or into another share class, if appropriate. Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a Fund. The Funds may change, suspend or terminate this conversion feature at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.